                                4,000,000 Shares

                             ROYCE VALUE TRUST, INC.

                   % Tax-Advantaged Cumulative Preferred Stock

                     Liquidation Preference $25.00 Per Share

                             UNDERWRITING AGREEMENT

                                                                   May   , 1998

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas, 12th Floor
New York, New York 10019

SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

PRUDENTIAL SECURITIES INCORPORATED
1 New York Plaza, 15th Floor
New York, New York 10292

Dear Sirs:

          Royce Value Trust, Inc., a Maryland corporation (the "Fund"), proposes, subject to the terms and upon the conditions set forth herein, to issue and sell to you, the Underwriters named in Schedule I hereto (the
"Underwriters"), an aggregate of 4,000,000 shares of its    % Tax-Advantaged
Cumulative Preferred Stock, par value $.001 per share and liquidation preference $25.00 per share (the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Articles Supplementary to be adopted in connection with the issuance of the Shares (the "Articles Supplementary").

          The Fund and its investment adviser, Royce & Associates, Inc., a New York corporation (the "Adviser"), wish to confirm as follows their agreement with the Underwriters in connection with the purchases of the Shares by you.

          The Fund has entered into (i) an investment advisory agreement, dated as of June 30, 1996, with the Adviser (the "Investment Advisory Agreement"),
(ii) a custodian contract, dated as of October 20, 1986, with State Street Bank & Trust Company (the "Custodian Contract"), and (iii) the registrar, transfer agency and paying agency agreements with State Street Bank & Trust Company with respect to the Common Stock, the 7.80% Cumulative Preferred and the Shares,
dated as of October 20, 1986, August 21, 1996 and    , respectively (the
"Registrar, Transfer Agency and Paying Agency Agreements") (collectively,




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                                                                               2

the "Fund Agreements"). This Underwriting Agreement is hereinafter referred to as the "Agreement".

          1. Registration Statement and Prospectus. The Fund has prepared in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act" and, together with the 1933 Act, the "Acts") and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-51295 and 811-4875) under the Acts (the "registration statement"), including a prospectus relating to the Shares, and has filed the registration statement and prospectus in accordance with the Acts. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of Amendment No. 1 to the registration statement with the Commission on May , 1998 and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus approved in writing by or prepared by the Fund or the Adviser. It being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by any Underwriter unless approved in writing by the Fund or Adviser. The terms "Registration Statement", "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.




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                                                                               3

          The Fund has furnished the Underwriters with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

          2. Agreements to Sell and Purchase. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions set forth herein, the Fund agrees to issue and sell to the Underwriters and, each Underwriter agrees, severally and not jointly, to
purchase from the Fund, at a purchase price of $     per Share, the number of
Shares set forth opposite such Underwriter's name on Schedule I hereto (or such number of Shares increased as set forth in Section 14 hereof).

          3. Terms of Public Offering. The Fund and the Adviser have been advised by you that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

          4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment of the purchase price for the Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New
York 10017, at 10:00 A.M., New York City time, on May   , 1998 (the "Closing
Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Fund.

          Payment shall be made to the Fund by wire transfer in same day funds, against delivery to you of certificates for the Shares to be purchased by you. Upon delivery, the Shares shall be represented by one certificate registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The Fund shall make the certificate representing the Shares available for inspection by you in New York at least one full business day prior to the Closing Date.

          5. Agreements of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, agree that:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

          (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or




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                                                                               4

administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Adviser, any affiliate of the Fund or the Adviser or any representative or attorney of the Fund or the Adviser of any other material communication from the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within the period of time referred to in paragraph (f) below), the Registration Statement, the Prospectus, any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or this Agreement and
(iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, property, net assets or results of operations of the Fund or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the Acts or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) to comply with the Acts, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regularity or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to you, without charge, three signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

          (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934




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                                                                               5

Act"), without delivering a copy of such information, documents or reports to the Underwriters prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the Acts, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or Blue Sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and you agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending December 31, 1998, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (h) During the period of five years hereafter, the Fund will furnish to you (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the New York Stock Exchange other than reports on Form




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                                                                               6

N-SAR, and (ii) from time to time such other information concerning the Fund as you may reasonably request.

          (i) The Fund will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objective, policies and restrictions of the Fund as described in the Prospectus.

          (j) The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

          (k) Except as provided in this Agreement, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 60 days after the date of the Prospectus, without the prior written consent of PaineWebber Incorporated.

          (l) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Fund nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares.

          (m) The Fund will use its best efforts to cause the Shares, prior to the Closing Date, to be assigned a rating of "aaa" by Moody's Investors Service, Inc. (the "Rating Agency").

          (n) The Fund and the Adviser will use their best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

          6. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant that:

          (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the Acts and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940




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                                                                               7

Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the Acts and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

          (c) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (d) All the outstanding shares of the Fund's Common Stock and 7.80% Cumulative Preferred have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, and conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (e) The Fund is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its property or assets and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its property or assets or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, property, net assets or results of operations of the Fund, or on the ability of the Fund to perform its obligations under this Agreement or any of the Fund Agreements. The Fund has no subsidiaries.

          (f) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its property or assets is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Acts or the Rules and Regulations.

          (g) The Fund is not in violation of its articles of incorporation, as amended, including the 7.80% Cumulative Preferred Articles and the Articles Supplementary (collectively, the "Charter") or by-laws (the "By-Laws"), or of any law, ordinance,




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                                                                               8

administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its property or assets may be bound.

          (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except for the registration of the Shares under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by you and the required rating agency confirmation),
(ii) violates or will violate or conflicts or will conflict with any provision of the Charter or By-Laws of the Fund or any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its property or assets, or (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its property or assets may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

          (i) The accountants, Tait, Weller & Baker, who will audit the financial statements of the Fund for the year ending December 31, 1998, are independent public accountants as required by the Acts and the Rules and Regulations.

          (j) The accountants, Ernst & Young LLP, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the Acts and the Rules and Regulations.

          (k) The accountants, Coopers & Lybrand L.L.P., who have audited the financial information for the seven years ended December 31, 1994 included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the Acts and the Rules and Regulations.

          (l) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and




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                                                                               9

any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

          (m) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws.

          (n) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, property, net assets or results of operations of the Fund taken as a whole, whether or not arising in the ordinary course of business.

          (o) The Fund has not distributed and, prior to the later to occur of the Closing Date and the completion of the distribution of the Shares will not distribute, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Acts or the Rules and Regulations.

          (p) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and assets and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as




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                                                                              10

described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

          (q) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (s) The Fund has filed all tax returns required to be filed, which returns are complete and correct, and the Fund is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

          (t) No holder of any security of the Fund has any right to require registration of shares of Common Stock, 7.80% Preferred, Cumulative Preferred Stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

          (u) The Fund, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the Rules and Regulations, has taken all required action under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (v) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

          (w) The Fund is registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby will be, in compliance in all material respects with the terms and conditions of the Acts. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and




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                                                                              11

the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

          (x) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

          (y) The Fund has filed in a reasonably timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (z) Each of the Fund Agreements and the Fund's and the Adviser's obligations under this Agreement and each of the Fund Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (aa) The Shares have been, or prior to the Closing Date will be, assigned a rating of "aaa" by the Rating Agency.

          (ab) At all times since its inception, as required by Subchapter M of the Code, the Fund has complied with the requirements to qualify as a regulated investment company under the Code.

          (z) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

          (aa) The Shares have been, or prior to the Closing Date will be, duly approved for listing upon notice of issuance on the New York Stock Exchange.

          7. Representations and Warranties of the Adviser. The Adviser represents and warrants that:

          (a) The Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of New York, with full corporate power and authority to own, lease and operate its property or assets and to conduct its business as described in the Registration Statement and the
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                                                                              12

them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its property or assets or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, property, net assets or results of operations of the Adviser, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or, to the Adviser's knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

          (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its property or assets is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, property, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (d) Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any consent, approval, authorization or other order of or registration with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official, (ii) violates or will violate or conflicts or will conflict with any provision of the certificate of incorporation or by-laws or other organizational documents of the Adviser or any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its property or assets, or (iii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its property or assets may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

          (e) The execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Adviser, and this Agreement and the Investment Advisory




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                                                                              13

Agreement have been duly executed and delivered by the Adviser and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

          (f) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Investment Advisory Agreement.

          (g) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, property, net assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (i) The Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and assets and to conduct its business in the manner described in the Prospectus (and any amendment thereto); the Adviser has fulfilled and performed all its material obligations with respect to such permits, and to the Adviser's knowledge no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Adviser.

          (j) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the




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                                                                              14

sale or resale of the Shares, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

          (k) Charles M. Royce is the validly appointed President and Chief Investment Officer of the Adviser and is the sole voting shareholder of the Adviser.

          8. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree, to the extent permitted by applicable law, to indemnify and hold harmless you, your directors, officers and employees and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint and several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to any Underwriter furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any director, officer or employee of any Underwriter or any person controlling any Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against you, your directors, officers or employees or any person controlling you in respect of which indemnity may be sought against the Fund or the Adviser, such indemnified party shall promptly notify the Fund or the Adviser, and the Fund or the Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the Fund or the Adviser has agreed in writing to pay such fees and expenses, (ii) the Fund and the Adviser have failed to assume the defense and employ counsel, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the Fund and




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                                                                              15

the Adviser, or (iv) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such indemnified party and the Fund or the Adviser and such indemnified party shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified party). It is understood, however, that the Fund and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by PaineWebber Incorporated, and that all such fees and expenses shall be reimbursed as they are incurred and billed. The Fund and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Adviser agree to indemnify and hold harmless any indemnified party, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Adviser, their directors, any officers who sign the Registration Statement, and any person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Adviser, any of their directors, any such officer, or controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund and the Adviser by paragraph (b) of this Section 8 (except that if the Fund or the Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Fund and the Adviser, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) of this Section 8. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall, to the extent permitted by applicable law,




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                                                                              16

contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) of this
Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the the underwriting discounts and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Shares set forth opposite their names in Schedule I hereto (or such numbers of Shares increased as set forth in Section 14 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such




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


                                                                              17

settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred and billed. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, any director, officer or employee of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, the directors or officers of the Fund or the Adviser or any person controlling the Fund or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, any director, officer or employee of any Underwriter, or any person controlling any Underwriter, or to the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

          9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Adviser or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, property, net assets, or results of operations of the Fund or the Adviser not contemplated by the Prospectus, which in your opinion would materially adversely affect the market for the Shares, (ii) any event or development relating to or involving the Fund or the Adviser or any officer or director of the Fund or the Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Acts or the Rules and Regulations or any other law to be stated therein or




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                                                                              18

necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares, or (iii) any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of a possible change, in the rating accorded any of the Fund's preferred stock by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the 1933 Act Rules and Regulations.

          (c) You shall have received on the Closing Date an opinion of Brown & Wood LLP, special counsel to the Fund, dated the Closing Date and addressed to you, to the effect that:

              (i) the Fund is qualified to do business and is in good standing as a foreign corporation in the State of New York, and, to such counsel's knowledge, owns, possesses or has obtained and currently maintains, all material governmental licenses, permits, consents, orders, approvals and other authorizations under the Federal laws of the United States and the laws of the State of New York necessary to carry on its business as contemplated by the Prospectus;

              (ii) this Agreement has been duly authorized, executed and delivered by the Fund and complies with the provisions of the 1940 Act and the 1940 Act Rules and Regulations applicable to the Fund;

              (iii) each of the Investment Advisory Agreement and the Custodian Contract has been duly authorized, executed and delivered by the Fund and each complies as to form in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations;

              (iv) the Registration Statement is effective under the 1933 Act and the 1933 Act Rules and Regulations and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or the 1933 Act Rules and Regulations or proceedings therefor initiated or threatened by the Commission;

              (v) at the time the Registration Statement became effective, the Registration Statement (other than the financial statements and other financial or statistical information included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Acts and the Rules and Regulations;

              (vi) to such counsel's knowledge, (A) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of the Fund required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto,
          (B) the descriptions thereof are correct in all material respects, (C) references thereto




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


                                                                              19

          are correct, and (D) no default exists in the due performance or observance by the Fund of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed as an exhibit to the Registration Statement;

              (vii) no consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the performance by the Fund of its obligations under this Agreement, except for (A) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by you and the required rating agency confirmation (as to which such counsel need express no opinion) and (B) such as have been made or obtained under the 1933 Act; and to such counsel's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Charter or the By-Laws of the Fund, or, to such counsel's knowledge, any Federal or New York law or administrative regulation, or administrative or court decree;

              (viii) the Fund is registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, diversified management investment company, and all required action has been taken by the Fund under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Shares pursuant to this Agreement; the provisions of the Charter and the By-Laws of the Fund comply as to form in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations; and, to such counsel's knowledge, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations, has been issued or proceedings therefor initiated or threatened by the Commission; and

              (ix) the information in the Prospectus under the caption "Taxation", to the extent that it constitutes matters of Federal income tax law or legal conclusions relating to Federal income tax matters, has been reviewed by them and is correct in all material respects.

In rendering such opinion, Brown & Wood LLP shall additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment or supplement thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of the time it was first provided to the Underwriters or as of the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the




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                                                                              20

circumstances under which they were made, not misleading, except that such counsel need not express any belief with respect to the financial statements and other financial and statistical information included in the Registration Statement and the Prospectus (and any amendment or supplement to either of the foregoing). In addition, Brown & Wood LLP (A) may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States of America, (B) may rely as to matters involving the laws of the State of Maryland upon the opinion of Venable, Baetjer and Howard, LLP referred to in paragraph (d) of this Section 9, and (C) may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their "knowledge", Brown & Wood LLP have relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Fund, on certificates or written statements of officers of the Fund and, where appropriate, a review of the Registration Statement, Prospectus, exhibits to the Registration Statement, the Charter and By-Laws of the Fund and a review of the minute books of the Fund and have made no other investigation or inquiry.

          (d) You shall have received on the Closing Date an opinion of Venable, Baetjer and Howard, LLP, special Maryland counsel to the Fund, dated the Closing Date and addressed to you, to the effect that:

              (i) the Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland;

              (ii) the Fund has corporate power and authority, under the laws of the State of Maryland, to own, lease and operate its property or assets and conduct its business as described in the Registration Statement and in the Prospectus;

              (iii) the authorized capital stock of the Fund conforms as to legal matters in all material respects to the description thereof in the Registration Statement under the captions "Description of Cumulative Preferred Stock" and "Description of Capital Stock";

              (iv) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to preemptive or other similar rights pursuant to the Charter or By-Laws of the Fund or the Maryland General Corporation Law; and the form of certificate used to evidence the Shares is in due and proper form and complies with all provisions of applicable Maryland law;

              (v) the Fund has full corporate power to enter into the Investment Advisory Agreement and the Custodian Contract and each has been duly and validly authorized, executed and delivered by the Fund;




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

              (vi) to such counsel's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of the Charter or the By-Laws of the Fund, or any Maryland law (other than Maryland securities laws) or regulation, or, to their knowledge, any order of any Maryland court, governmental instrumentality or arbitrator; and

              (vii) all descriptions in the Prospectus of Maryland statutes and regulations or legal or governmental proceedings, if any, under the laws of the State of Maryland are accurate in all material respects.

In rendering such opinion, Venable, Baetjer and Howard, LLP may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their "knowledge", Venable, Baetjer and Howard, LLP have relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Fund, on certificates or written statements of officers of the Fund and, where appropriate, a review of the Registration Statement, Prospectus, exhibits to the Registration Statement, the Charter and By-Laws of the Fund and have made no other investigation or inquiry.

          (e) You shall have received on the Closing Date an opinion of either Howard J. Kashner, Esq., General Counsel for the Adviser, or John E. Denneen, Esq., Associate General Counsel for the Adviser, dated the Closing Date and addressed to you, to the effect that:

              (i) the Adviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with corporate power and authority to conduct its business as described in the Registration Statement and in the Prospectus;

              (ii) the Adviser is duly registered as an investment adviser under the Advisers Act and the Advisers Act Rules and Regulations and, subject to the matters covered by the no-action letters of the Commission in Quest Advisory Corp.; Royce Value Trust, Inc. (pub. avail. December 22, 1986) and Royce Value Trust, Inc. (pub. avail. July 29, 1988) (collectively, the "No-Action Letters"), is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations, from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus;

              (iii) this Agreement and the Investment Advisory Agreement each has been duly authorized, executed and delivered by the Adviser and, subject to the matters covered by the No-Action Letters, constitutes a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and to general equitable principles (except as to those provisions relating to indemnity or contribution for liabilities arising under such agreement, as to which no opinion need be expressed); and, to his knowledge, neither the execution and delivery of this Agreement or the Investment Advisory Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of, any of the terms and provisions of, or constitute, with or without the giving of notice or the lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or, except as set forth in the No-Action Letters, any law, order, rule or regulation applicable to the Adviser of any jurisdiction, court, Federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its property or assets or operations; and

              (iv) to his knowledge, the description of the Adviser in the Registration Statement and in the Prospectus (and any amendment or supplement to either of the foregoing) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

In rendering such opinion, such counsel (A) may state that he expresses no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America and (B) may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials.

          (f) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, dated the Closing Date and addressed to you, with respect to such matters as the Underwriters may reasonably request.

          (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date from Tait, Weller & Baker, independent certified public accountants, substantially in the forms heretofore approved by you.

          (h) You shall have received a letter addressed to you and dated the date hereof from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (i) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriters; (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, property, net assets or results of operations of the Fund or the Adviser; (iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund and the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate of the Fund and the Adviser, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Fund and the Adviser (or such other officers as are acceptable to you), to the effect set forth in this
Section 9(i) and in Section 9(j) hereof.

          (j) That neither the Fund nor the Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (k) The Fund shall have delivered and you shall have received evidence satisfactory to you that the Shares are rated "aaa" by the Rating Agency as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Shares by the Rating Agency.

          (l) The Shares shall have been listed or approved for listing upon notice of issuance on the New York Stock Exchange.

          (m) The Fund and the Adviser shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Fund or the Adviser and delivered to you or your counsel shall be deemed a representation and warranty by the Fund or the Adviser to each Underwriter as to the statements made therein.

          10. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (a) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the Acts and the Rules and Regulations); (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (c) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(d) the reproduction and delivery of this Agreement, any dealer agreements, the preliminary Blue Sky memorandum and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (e) the registration of the Shares under the 1934 Act and the listing of the Shares on the New York Stock Exchange; (f) the reasonable fees (not to exceed $2,000), expenses and disbursements of counsel for the Underwriters relating to the preparation, reproduction, and delivery of the preliminary Blue Sky memorandum;
(g) fees paid to the Rating Agency; (h) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Shares; and (i) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund and of the transfer agent.

          11. Information Furnished by the Underwriters. The statements set forth in [the last paragraph on the cover page, the last paragraph on the inside cover page, and the statements in the first, third, and fifth paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus], constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 8 hereof.

          12. Effective Date of Agreement. This Agreement shall become effective
(a) upon the execution and delivery of this Agreement by the parties or (b) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until this Agreement becomes effective as aforesaid, it may be terminated by the Fund by notifying you and the Adviser, or by you by notifying the Fund and the Adviser.

          13. Termination of Agreement. (a) This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund or the Adviser, by notice to the Fund or the Adviser, if prior to the Closing Date:

              (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited;

              (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities;

              (iii) any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the 1933 Act Rules and Regulations) has downgraded the rating of any of the Fund's preferred stock, or any such organization has publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Fund's preferred stock; or

              (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is sufficiently materially adverse as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters.

          (b) Any notice of termination pursuant to this Section 13 shall be given to the Fund or the Adviser by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          (c) If this Agreement shall be terminated pursuant to any provisions hereof (other than pursuant to notification by you as provided in Sections 12, 13(a) or 14(b) hereof) or if the sale of the Shares provided for herein is not consummated because of any condition to your obligations set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Fund or the Adviser to perform any agreement herein or comply with the any provision hereof, the Fund and the Adviser will reimburse you for all reasonable out-of-pocket expenses (including reasonable fees and expenses of your counsel) incurred by you in connection herewith.

          14. Defaulting Underwriter. (a) If, on the Closing Date, any Underwriter shall fail or refuse to purchase Shares which it is obligated hereunder to purchase and the aggregate number of Shares which such defaulting Underwriter is obligated to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, the non-defaulting Underwriters shall be obligated to purchase the Shares which such defaulting Underwriter is obligated, but fail or refuses to purchase. If, however, on the Closing Date, any Underwriter shall fail or refuse to purchase Shares which it is obligated hereunder to purchase and the aggregate number of Shares which such defaulting Underwriter is obligated to purchase is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Fund for the purchase of such Shares by the non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Adviser or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of any such default of such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto which, pursuant to this Section 14, purchases Shares which a defaulting Underwriter agreed but failed or refused to purchase.

          (b) Any notice under this Section 14 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          15. Notice. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund or the Adviser, at the office of the Fund at 1414 Avenue of the Americas, New York, New York 10019, Attention:
Howard J. Kashner, Esq., General Counsel; or (ii) if to you, care of PaineWebber Incorporated, 1285 Avenue of the Americas, 12th Floor, New York, New York 10019,
Attention: Corporate Finance Department.

          16. Persons Entitled to Benefit of Agreement. This Agreement has been and is made solely for the benefit of the Underwriters, the officers and employees of the Underwriters, the Fund, the Adviser, the directors and officers of the Fund and the Adviser, and the other controlling persons referred to in
Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

          17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          18. Counterparts. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser and the Underwriters.

                                             Very truly yours,

                                             ROYCE VALUE TRUST, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             ROYCE & ASSOCIATES, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

Confirmed as of the date first
above mentioned.

PAINEWEBBER INCORPORATED

By:
   ---------------------------------
Name:
Title:


SMITH BARNEY INC.

By:
   ---------------------------------
Name:
Title:


PRUDENTIAL SECURITIES INCORPORATED

By:
   ---------------------------------
Name:
Title:

                                                                      SCHEDULE I

                             ROYCE VALUE TRUST, INC.

                                                                       Number of
                         Underwriter                                    Shares
                         -----------                                   ---------
PaineWebber Incorporated.........................................
Smith Barney Inc.................................................
Prudential Securities Incorporated. .............................
                                                                       ---------
Total............................................................      4,000,000
                                                                       =========